NEWS RELEASE

OppFi Upsizes Revolving Credit Facility with Affiliates of Atalaya Capital Management to $250 Million

7/25/2023

CHICAGO--(BUSINESS WIRE)-- OppFi Inc. (NYSE:OPFI) ("**OppFi**" or the "Company"), a mission-driven fintech platform that helps everyday Americans gain access to credit with digital specialty finance products, today announced the Company has increased its existing revolving credit facility with affiliates of Atalaya Capital Management ("Atalaya") to $250 million.

"We appreciate Atalaya's confidence in OppFi and the strengthening of our business relationship," said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi. "We expect the additional funding capacity under this facility to generate incremental profitable growth."

OppFi increased its capacity under this revolving credit facility from $200 million to $250 million, with a new tranche that matures in 2027. The expanded commitment is intended to fund receivables growth.

About OppFi

OppFi (NYSE: OPFI) is a mission-driven fintech platform that helps everyday Americans gain access to credit with digital specialty finance products. Through its unwavering commitment to customer service, the Company supports consumers, who are turned away by mainstream options, to build better financial health. **OppLoans** by OppFi maintains a 4.5/5.0 star rating on Trustpilot with more than 3,900 reviews, making the Company one of the top consumer-rated financial platforms online. For more information, please visit oppfi.com.

Forward-Looking Statements

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This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "possible," "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi's expectations with respect to its full year 2023 guidance, the future performance of OppFi's platform, and expectations for OppFi's growth and future financial performance. These forward-looking statements are based on OppFi's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi's business; the impact of COVID-19 on OppFi's business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi's bank partners will continue to lend in California and whether OppFi's financing sources will continue to finance the purchase of participation rights in loans originated by OppFi's bank partners in California; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi's business; risks related to the material weakness in OppFi's internal controls over financial reporting; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi's financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi's filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned "Risk Factors." OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

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Investor Relations: investors@opp�.com Media Relations: media@opp�.com Source: OppFi 3